                                                                                                       Exhibit 10.6
                                                                            [***] TEXT OMITTED AND FILED SEPARATELY
                                                                                   CONFIDENTIAL TREATMENT REQUESTED

                                                SERVICING AGREEMENT

This SERVICING  AGREEMENT (the  "Agreement") is entered into as of this 27th day of December 2000, by and among CCS
RECEIVABLES  MANAGEMENT,  LLC, a Delaware limited liability company (the "Owner"),  DAIWA FINANCE  CORPORATION (the
“Parent”) and MIDLAND CREDIT MANAGEMENT, INC., a Kansas corporation, the "Servicer").

                                                     RECITALS

                  A.       The West  Capital  Financial  Services  Corp.,  a California  corporation  (the "Former
Servicer"),  West Capital  Receivables  Corporation I, a California  corporation (the "Borrower"),  and Wells Fargo
Bank Minnesota,  National Association,  fka Norwest Bank Minnesota,  National Association, as collateral agent (the
"Collateral Agent"), were parties to that certain Servicing Agreement, dated as of January 29, 1998 (the "Original
Servicing  Agreement").  Pursuant to the Original Servicing Agreement,  the Former Servicer serviced,  on behalf of the Borrower and the  Collateral  Agent,  a pool of  charged-off  consumer  accounts that are owned by the Borrower
(the "Pool").  The Pool was pledged by the Borrower to the Collateral  Agent as security for the obligations of the
Borrower  pursuant to that certain Credit Agreement,  dated as of January 29, 1998, by and among the Borrower,  the
Parent and West,  as the seller and the  servicer (as amended,  the "Credit  Agreement"),  and pursuant to the Note
(as defined  below).  Pursuant to the Credit  Agreement,  the Borrower  issued a certain Note to the Parent,  dated
January 29, 1998, in the original  principal  amount of Sixty Million Dollars  ($60,000,000.00)  (the "Note").  The
Parent  participated  a portion  of the Note to  SunAmerica  Inc.,  a  Delaware  Corporation  ("SunAmerica"),  (the
"Participants").  The Credit Agreement was amended by that certain First Amendment to Credit Agreement,  dated June
28, 1999.

                  B.       Pursuant to that certain  Supplement to Servicing  Agreement,  dated as of May 22, 2000, by and among the Former  Servicer,  the Borrower,  the  Collateral  Agent and MCM (the  "Supplement"),  MCM assumed certain of the obligations of the Former Servicer under the Original  Servicing  Agreement subject to the terms and conditions of the Supplement  (collectively,  the "Servicing  Agreement").  SunAmerica and the Parent  consented to
MCM's assumption of such certain obligations of the Former Servicer.

                  C.       On December  19, 2000,  the Parent  provided  written  notices  (the  "Notices")  to the
Borrower and the Former  Servicer  stating that:  (i) an Event of Default (as defined in the Credit  Agreement) had occurred  under the Credit  Agreement  and (ii) the  Parent was going to  exercise  its  remedies  under the Credit
Agreement  and retain the  "Collateral"  (as defined in that certain  Security  Agreement,  dated as of January 28,
1998 among the Borrower,  the Former  Servicer and the Collateral  Agent)  pursuant to Section  9-505(2) of the New
York Uniform  Commercial  Code (the "NYUCC") as of the close of business on December 22, 2000 (the  "Satisfaction
Right").  The Owner and Parent have  advised the  Servicer  that the Parent  through  the Owner has  exercised  the
Satisfaction Rights and now owns the Designated Receivables, as defined in the Servicing Agreement.

                  D.       The Owner and the  Parent  have  requested  that the  Servicer  service  the  Designated
Receivables on the same terms as the Servicing  Agreement as modified by Article 11 of this  Agreement.  Subject to the terms and conditions of this Agreement, the Servicer has agreed to so service the Designated Receivables.

                                                         1
[***]  Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                  E.        The Parent and the  Servicer  are also party to that  certain  letter  agreement  dated
December 26, 2000 from the Parent and addressed to the Servicer.

                  NOW,  THEREFORE,  in  consideration  of the premises  and the mutual  promises  herein made,  the parties agree as follows:

                                                     ARTICLE I

                                                      SERVICE

                  1.1 Servicer.     MCM agrees to perform as Servicer  with respect to the  Designated  Receivables for the benefit of the Owner and the Parent  pursuant to the same terms as the  Servicing  Agreement as modified by
Article 11 of this Agreement.  So long as the Parent's and Owner's Satisfaction,  Rights and ownership interest are not set aside,  MCM waives the rights and claims that it may have under the  Servicing  Agreement  arising  from or relating to the Satisfaction Rights or the exercise thereof.

                  1.2 Costs and Expenses.   The  Parent  and  Owner  shall  file or send all  filings,  notices  or letters  required by  applicable  law as a result of the change of ownership  of the  Designated  Receivables.  The
Parent,  the Owner and the Servicer  agree that all  out-of-pocket  costs and expenses  incurred by the Servicer in connection  with the  preparation  and  delivery of any  filings,  notices or letters with respect to the change in ownership  of the  Designated  Receivables  shall be  promptly  and fully  reimbursed  by the Owner and the  Parent jointly and severally by payment to the Servicer,  provided that the Servicer  shall not be reimbursed for any such costs or expenses in excess of $1,000 that are not approved in writing by the Parent and Owner.

                  1.3 Indemnity.        The  Parent and the  Owner,  jointly  and  severally,  agree to  indemnify, defend and hold harmless the Servicer and each of its  respective  participants,  parent  corporations,  subsidiary corporations,  affiliated  corporations,  successor corporations,  and all present and future officers,  directors, employees and agents (the "Indemnitees"),  from and against any and all liabilities,  losses,  damages,  penalties, judgments,  suits,  claims,  costs and expenses of any kind or nature whatsoever  (including,  without limitations, the reasonable fees and  disbursements  of counsel) which may be imposed on,  incurred by or asserted  against such
Indemnitee, to the extent that any such liabilities,  losses, damages,  penalties,  judgments, suits, claims, costs and  expenses  arose  from the  exercise  by the Owner of the  Satisfaction  Rights or  ownership  interest  in the
Designated Receivables.

                                                    ARTICLE 11

                                                     AMENDMENT

                  2.1 Definitions.   The definitions in the Servicing Agreement are hereby amended as follows:

(a)      Section 1.1        of the  Supplement  is hereby  amended by  replacing  the current  definition  of "Base
Servicing Fee" with the following definition:

                                                         2

                                    "Base  Servicing  Fee" means for any Advance  Date, an amount equal to the  aggregate of (i) [***%] of the Servicing  Fee  Collections,  (ii)
                  [***%] of the  proceeds  from the sale of  Bankruptcy  Receivables  pursuant to
                  Section 4.5 of the Supplement  that, in the aggregate,  do not exceed  $250,000
                  (or with the prior  written  consent of the Parent,  such  greater  amount in a month), and (iii) [***%] of all Net Third Party Collections  received since the immediately-preceding  Advance Date.  The Base Servicing Fee shall also include the reimbursements  (as additional  servicing fee) as provided for and pursuant to the penultimate  paragraph of Section 4.6 of the Supplement and Section 4.12 of the Supplement.

                           (b)      Section 1.1      of the  Supplement  is hereby  amended  by adding the
         following definition:

                           "Net Third Party Collections" means Third Party Collections,  minus Third Party
         Fees and Third Party Costs.

                           (c)      Section  1.1 of  the  Supplement  is  hereby  amended  by  adding  the following definition:

                           "Third Party Cost " means all out-of-pocket  costs and expenses incurred by any party other than Servicer in connection with collection  actions or proceedings  related to the enforcement or collection of any Designated Receivable.

                           (d)      Section  1.1 of  the  Supplement  is  hereby  amended  by  adding  the following definition:

                           "Third Party Fees" means with respect to a  Designated  Receivable,  the amount of any  fees  or  compensation  paid  or owed  to  unrelated  third-parties  (generally, contingency  fee lawyers)  retained or otherwise  engaged by the Servicer  under the fee or compensation  arrangements  that are contingent upon, and determined by reference to, amounts recovered in respect of the related Designated Receivable.

                           (e)      Notwithstanding the definition of "Additional Servicing Fee."

                                    1.      The following shall be applicable to January, February and
                                            March 2001:

                                            The  "Additional  Servicing Fee" will be paid for January 2001 if the  Lender  Net  Collections  for  January  2001  equal or
                                            exceeds   106%  of  the   aggregate   Projected   Lender   Net
                                            Collections for January 2001;

                                            The  "Additional  Servicing  Fee"  will be paid  for  February
                                            2001 if the aggregate  Lender Net  Collections for January and
                                            February   2001  equal  or  exceeds  106%  of  the   aggregate
                                            Projected  Lender Net  Collections  for January  and  February
                                            2001;

                                                         3

[***]  Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                                     The  "Additional  Servicing  Fee" will be paid for March  2001
                                                     if  the  aggregate   Lender  Net   Collections   for  January,
                                                     February   and  March  2001  equal  or  exceeds  106%  of  the
                                                     aggregate   Projected  Lender  Net  Collections  for  January,
                                                     February and March 2001;

                                              2.     All  references  in such  definition  to "100 percent  (100%)"
                                                     shall read " 106 percent (106%)."

                                              (f)    The  reference  in  Section   6.1(f)  of  the   Supplement  to
                  "September 30, 2000" shall read "April 30, 2001."

                  2.2      Modification  to Exhibit.  Exhibit B attached to the Supplement is hereby deleted in its entirety and replaced as of November 24, 2000 with Exhibit A attached to this Agreement.

                                                    ARTICLE III

                                                   MISCELLANEOUS

                  3.1      Complete  Agreement;  Successors and Assigns;  Relationship  of Parties.  This Agreement
constitutes  the  complete  agreement  between the parties  hereto with  respect to the subject  matter  hereof and supersedes  all existing  agreements  and all oral,  written or other  communications  between them  concerning its subject  matter.  This  Agreement  shall be binding upon the parties  hereto and their  respective  successors  and permitted  assigns  and shall  inure to the  benefit of the  parties  hereto and their  respective  successors  and permitted assigns.

                  3.2      No Waiver.  Any failure by the  Borrower,  the  Servicer,  the Parent,  the Owner or the
Collateral  Agent, at any time or times, to require strict  performance by any other party of any provision of this
Agreement  shall not waive,  affect or diminish its  respective  right  thereafter to demand strict  compliance and performance therewith.

                  3.3      Severability.  Any provision of this Agreement which is prohibited or  unenforceable  in any  jurisdiction  shall,  as  to  such  jurisdiction,  be  ineffective  to  the  extent  of  such  prohibition  or
unenforceability   without   invalidating   the  remaining   provisions   hereof,   and  any  such  prohibition  or
unenforceability  in any  jurisdiction  shall not  invalidate or render  unenforceable  such provision in any other jurisdiction.

                  3.4      Amendments;  Governing  Law.  This  Agreement  and the  rights  and  obligations  of the parties  hereunder (a) may not be changed  orally but only by an instrument in writing  signed by the party against which  enforcement  is sought and (b) shall be construed in  accordance  with and governed by the laws of the State of New York.

                  3.5      Counterparts.  This Agreement may be executed in any number of copies  (including copies sent by facsimile or other electronic  transmission),  and by the different  parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

                                                         4

                  3.6      Headings. Section headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

                                         [Remainder of page intentionally blank.]

                                                         5

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                                       MIDLAND CREDIT MANAGEMENT, INC.,
                                                                       a Kansas corporation

                                                                       By: ___/s/ Timothy W. Moser___
                                                                       Name: Timothy W. Moser
                                                                       Title: Executive Vice President

                                                                       5775 Roscoe Court
                                                                       San Diego, California 92123
                                                                       Facsimile: 858-309-6977

                                                                                                             “Servicer”

                                                                       DAIWA FINANCE CORPORATION

                                                                       By: __/s/ H. illegible]_______________
                                                                       Its: __Executive Vice President_______

                                                                                                              “Daiwa”

                                                                       CCS RECEIVABLES MANAGEMENT, LLC

                                                                       By: LORD SECURITIES CORPORATION
                                                                       Its: Manager

                                                                       By: ___/s/ Dwight Jenkins______________
                                                                       Its: ___Senior Vice President___________

                                                                       C/o Daiwa Finance Corporation
                                                                       32 Old Slip
                                                                       New York, NY 10005
                                                                       Facsimile: 212-612-6172

                                                                                                               “Owner”

                                                        S-1

Consented and agreed to this 27th day of December 2000.

SUNAMERICA INC., a Delaware
Corporation, as participant

By: ______________________________
Its: ______________________________

                                                         "Participant"

                                                        S-2